SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is September 27, 2019.

For the MFS® Funds listed below:

MFS® GLOBAL EQUITY FUND	MFS® INFLATION-ADJUSTED BOND FUND
MFS® GLOBAL TOTAL RETURN FUND	MFS® EMERGING MARKETS DEBT LOCAL CURRENCY FUND
MFS® UTILITIES FUND	MFS® EQUITY OPPORTUNITIES FUND
MFS® GLOBAL GROWTH FUND	MFS® COMMODITY STRATEGY FUND
MFS® STRATEGIC INCOME FUND	MFS® GLOBAL ALTERNATIVE STRATEGY FUND

Effective October 1, 2019, the sub-section entitled "Investment Advisory Agreement" under the sub-heading entitled "Investment Adviser" under the main heading entitled "MANAGEMENT OF THE FUND" is hereby restated, with respect to MFS Strategic Income Fund only, as follows:
For MFS Strategic Income Fund, effective October 1, 2019, the management fee set forth in the Investment Advisory Agreement is 0.50% of the Fund's average daily net assets annually up to $1 billion; 0.45% of the Fund's average daily net assets annually in excess of $1 billion and up to $2.5 billion; and 0.40% of the Fund's average daily net assets annually in excess of $2.5 billion. For the period from November 1, 2018 to September 30, 2019, the management fee set forth in the Investment Advisory Agreement was 0.60% of the Fund's average daily net assets annually of the first $1 billion; 0.55% of the Fund's average daily net assets annually in excess of $1 billion and up to $2.5 billion; and 0.50% of the Fund's average daily net assets annually in excess of $2.5 billion. MFS has agreed in writing to reduce its management fee to 0.45% of the fund's average daily net assets annually up to $1 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2021. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund's Board. For the fiscal year ended October 31, 2018, this management fee reduction amounted to less than 0.01% of the Fund's average daily net assets. MFS has agreed in writing to bear the Fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund's investment activity and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that "Total Annual Fund Operating Expenses" do not exceed 0.79% of the class' average daily net assets annually for each of Class A and Class T shares, 1.54% of the class' average daily net assets annually for each of Class B and Class C shares, 0.54% of the class' average daily net assets annually for Class I shares, and 0.45% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund's Board, but such agreement will continue until at least February 28, 2021.

1040021       1                         FEBRUARY-SAI-COMBINED-SUP-I-092719